SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2005



                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      001-31258              13-3880755
  (State or Other Jurisdiction         Commission File          (IRS Employer
        of Incorporation)                  Number)           Identification No.)

          3211 Jermantown Road, Suite 700
                 Fairfax, Virginia                                22030-2801
      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.   Results of Operations and Financial Condition.

      On April 28, 2005, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the Company's financial results for the first quarter ended March 31, 2005, as well as the schedule for a conference call and "web cast" on the same date.

         A copy of the  Company's  press  release is attached  hereto as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures expected to be discussed by the Company during its April 28, 2005 earnings conference call to the most directly comparable GAAP financial measures and is incorporated by reference herein.

      The information contained in this Form 8-K, including the attached exhibits, is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.     Description

     99.1 Press Release, dated April 28, 2005, announcing the Company's financial results for the first quarter ended March 31, 2005.

     99.2 Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANTEON INTERNATIONAL CORPORATION

Date: April 28, 2005                        /s/ Curtis L. Schehr
--------------------                        ------------------------------------
                                                Curtis L. Schehr
                                                Senior Vice President,
                                                General Counsel and Secretary